EXHIBIT 10.81

                               PURCHASE AGREEMENT
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         AGREEMENT made as of the 9th day of November, 2005 by and between THE
SAGEMARK COMPANIES LTD., a New York corporation with offices at 1285 Avenue of the Americas, 35TH Floor, New York, New York 10019 ("Sagemark") and TRIDENT ADVISORS, INC., a Texas corporation with offices at 700 Gemini Avenue, Suite 100, Houston, Texas 77058 ("Trident Advisors").

                              W I T N E S S E T H :
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         WHEREAS, Sagemark is the owner of a 24.1% limited partnership interest in Trident Growth Fund, L.P., a Delaware limited partnership ("Trident"); and

         WHEREAS, Sagemark is willing to transfer and sell its aforementioned 24.1% limited partnership interests in Trident (the "Limited Partnership Interest") to Trident Advisors, and Trident Advisors is agreeable to purchasing such Limited Partnership Interest, all on and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Sale of the Limited Partnership Interest.
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                  1.1.     Sale and Purchase of the Limited Partnership
Interest. Upon and subject to the terms and conditions hereinafter set forth in this Agreement, Sagemark hereby agrees to sell, assign and transfer the Limited Partnership Interest to Trident Advisors on the Closing Date (hereinafter defined), and Trident Advisors hereby agrees to purchase the Limited Partnership Interest from Sagemark on the Closing Date, for and in consideration of the purchase price set forth in Section 1.2 hereof.

                  1.2. Purchase Price for the Limited Partnership Interest. As and for the purchase price for the Limited Partnership Interest on the Closing Date, Trident Advisors hereby agrees to pay to Sagemark for the Limited Partnership Interest, the greater of Two Million Five Hundred Twenty Five Thousand Dollars ($2,525,000) or the Book Value (hereinafter defined) of the Limited Partnership Interest (the "Book Value Price") on the Closing Date (the "Purchase Price"). The Purchase Price shall be payable as follows:

                  (a) Six Hundred Twenty Five Thousand Dollars ($625,000) on the Closing Date, by official bank check to the order of Sagemark or wire transfer to Sagemark's account in accordance with wire transfer instructions to be provided by Sagemark to Trident Advisors prior to the Closing Date; and
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                  (b)      the balance of the greater of One Million Nine
Hundred Thousand Dollars ($1,900,000) or an amount equal to the Book Value Price less Six Hundred Twenty Five Thousand Dollars ($625,000) (the "Book Value Balance"), by delivery to Sagemark on the Closing Date of a secured promissory note of Trident Advisors in the form annexed hereto as Exhibit A (the "Secured Note"). The Secured Note will provide for (i) a principal amount of the greater of $1,900,000 or the Book Value Balance, (ii) a maturity date of four years from the date of the Secured Note, (iii) interest on the unpaid principal balance at the one year LIBOR rate as published in The Wall Street Journal, as adjusted on the last day of each of the first three years of the term of the Secured Note to reflect the one year LIBOR rate on each of such dates, such interest being payable on the maturity date of the Secured Note (except as otherwise provided therein), (iv) mandatory prepayments of principal and accrued interest on or before the last day of the first three years of the term of the Secured Note in an amount equal to the greater of $475,000, or 75% of the amount of all cash distributions and the mutually agreed upon cash value of all distributions of property received by Trident Advisors from Trident with respect to the Limited Partnership Interest in each of such years (the "Distribution Entitlement"), except that, in the first year of the term of the Secured Note, a mandatory prepayment of principal and interest in the amount of the greater of $237,500 or the Distribution Entitlement will be made on the last day of the six month anniversary of the Secured Note, and on the last day of the first year of the Secured Note, (v) a requirement to pay the principal and all accrued interest of the Secured Note upon any sale or transfer of the Limited Partnership Interest, or upon any sale of all, or substantially all, of the assets or more than fifty percent (50%) of the outstanding equity interests of Trident Advisors or Trident, prior to the maturity date of the Secured Note, and (vi) a first lien and security interest in favor of Sagemark in the Limited Partnership Interest as collateral security for Trident Advisors's payment obligations under the Secured Note.

                  (c) For purposes of this Agreement, the term "Book Value" shall mean Two Million Five Hundred Twenty Five Thousand Dollars ($2,525,000) plus Sagemark's portion of Trident's Net Investment Income, as adjusted by Net realized gains (losses) on investments (such amounts to be determined consistent with the manner in which those amounts are determined and presented on Trident's unaudited financial statements), in each of such cases during the period July 1, 2005 through the Closing Date.

                  (d) To the extent that there are any transfer or similar taxes or charges payable with respect to the transfer by Sagemark of the Limited Partnership Interest to Trident Advisors, such payment will be the responsibility of Trident Advisors and will be paid at the Closing (hereinafter defined), or otherwise when due.

         2.       The Closing.
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                  2.1.     The closing of the transactions contemplated by this
Agreement (the "Closing") shall take place at 10:00 a.m. at the offices of Robert L. Blessey, Esq., 120 Wall Street, New York, New York 10005 on the earlier ten (10) days after the date on which the Regulatory Approval (hereinafter defined) is obtained or December 31, 2005 (the "Closing Date"), or on such earlier or later date or at such other location on which Sagemark and Trident Advisors may mutually agree in writing.

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                  2.2.     Notwithstanding the foregoing provisions of Section
2.1 above, (a) in the event that the Regulatory Approval has not been obtained by December 31, 2005, either party may extend the Closing Date to the earlier ten (10) days after the date upon which the Regulatory Approval is obtained, or January 31, 2006, upon notice to the other on or before December 31, 2005, and
(b) in the event that the Regulatory Approval has not been obtained by January 31, 2006, either party may terminate this Agreement in accordance with the provisions of Section 10 hereof.

         3. Representations and Warranties of Sagemark. Sagemark represents and warrants to Trident Advisors, as follows:

                  3.1. Organization and Standing. Sagemark is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted.

                  3.2. Authority; Binding Obligation. Sagemark has all requisite power and authority necessary for, and has taken all required corporate action with respect to, the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and this Agreement, when executed and delivered by Sagemark, will constitute a valid and legally binding obligation of Sagemark, enforceable in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by the effect of rules governing the availability of equitable remedies, and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

                  3.3. No Conflict. Sagemark has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and, except for any required consent or approval of the United States Small Business Administration (the "SBA") and any required approval pursuant to the applicable provisions of the Agreement of Limited Partnership of Trident (the "Partnership Agreement") to the best of Sagemark's knowledge, no consent of any third party is necessary with respect thereto. Neither the authorization, execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or the By-Laws of Sagemark or violate or be in conflict with or constitute, with or without the passage of time or the giving of notice, either a default under any judgment, order, writ, decree, instrument, document or other agreement to which Sagemark is a party or by which it is bound, or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder, or result in the creation of any lien, claim, charge or encumbrance upon the Limited Partnership Interest, except as to any such consent or approval of the SBA or of Trident Management, LLC, the general partner of Trident ("TML") under the Partnership Agreement and the lien and security interest created in favor of Sagemark under the Secured Note.

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                  3.4.     Ownership of Limited Partnership Interest. The
Limited Partnership Interest represents a 24.1% interest in Trident. Sagemark is the of record and beneficial owner of the Limited Partnership Interest and Sagemark will sell and transfer the Limited Partnership Interest to Trident Advisors on the Closing Date, subject to receipt of the Purchase Price as provided herein, free and clear of all liens, claims or encumbrances of any kind (except for the lien and security interest created in favor of Sagemark under the Secured Note). Upon and subject to the Closing, Trident Advisors will acquire the of record and beneficial ownership of the Limited Partnership Interest, free and clear of all liens, claims and encumbrances of any kind (except for the lien and security interest created in favor of Sagemark under the Secured Note).

                  3.5. No Litigation. Sagemark is not subject to any injunction, writ, judgment, order or decree of any court or governmental or other body which in any way relates to this Agreement or the transactions contemplated hereby. Sagemark is not a party or otherwise subject to any action, suit or proceeding in any way relating to this Agreement or the transactions contemplated hereby nor, to the best knowledge of Sagemark, is any such action, suit or proceeding threatened against Sagemark. There is no action, suit or proceeding by Sagemark relating in any way to this Agreement or the transactions contemplated hereby currently pending or which Sagemark intends to initiate.

                  3.6. Broker's or Finder's Fees. Sagemark has not engaged or dealt with any broker, finder, or other person or entity who is entitled to any brokerage fee, commission or other compensation as a result of the execution of this Agreement and/or the consummation of the transactions contemplated hereby.

                  3.7. Governmental Consent. To the best of Sagemark's knowledge, no consent, approval, order or authorization of or registration, qualification, designation, declaration or filing with (the "Approvals") any governmental authority is required on the part of Sagemark in connection with the sale and transfer of the Limited Partnership Interest by Sagemark to Trident Advisors, except for the Regulatory Approval (hereinafter defined).

                  3.8. No Default. To the best of Sagemark's knowledge, Sagemark has performed, or is now performing, the material obligations of, and Sagemark is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business, which default would materially adversely affect the transactions contemplated by this Agreement. No third party has notified Sagemark of any material claim, dispute or controversy with respect to any of the executory contracts of Sagemark, the breach of which would materially adversely affect the transactions contemplated by this Agreement, nor has Sagemark received notice of any material alleged non-performance, material delay in delivery or other material noncompliance by it with respect to its obligations under any of such contracts.

                  3.9. Accuracy of Information; Survival. No representation or warranty made by Sagemark to Trident Advisors in this Agreement contains any untrue statement of a material fact or omits to state any material fact

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necessary, in light of the circumstances under which it is made, to make the information contained in such representation or warranty not misleading. All of the representations and warranties of Sagemark contained in this Section 3 shall be true and correct as of the date hereof and as of the Closing Date and will survive the Closing Date for a period of six (6) months and shall not be merged therein. Sagemark will deliver an officer's certificate to Trident Advisors at the Closing confirming the accuracy of such representations and warranties as of the Closing Date. Except as set forth in this Section 3 or as otherwise expressly provided in this Agreement, Sagemark has not made any other representation or warranty to Trident Advisors in connection with the transactions contemplated by this Agreement. Sagemark hereby expressly disclaims any representation or warranty in any way relating to (a) the value of the Limited Partnership Interest, (ii) the portfolio investments of Trident, or (b) any filing or other action, if any, that may be required by Sagemark under the Investment Company Act of 1940, as amended, with respect to the transactions contemplated by this Agreement.

         4. Representations and Warranties of Trident Advisors. Trident Advisors represents and warrants to Sagemark as follows:

                  4.1. Organization and Standing. Trident Advisors is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Texas with full corporate power and authority to own, lease, and operate its properties and to carry on its business as currently conducted.

                  4.2. Authority; Binding Obligation. Trident Advisors has all requisite power and authority necessary for, and has taken all required corporate action with respect to, the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and this Agreement, when executed and delivered by Trident Advisors, will constitute a valid and legally binding obligation of Trident Advisors, enforceable in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by the effect of rules governing the availability of equitable remedies, and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

                  4.3. No Conflict. Trident Advisors has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and, except for any required consent or approval of the SBA, and any required approval pursuant to the applicable provisions of the Partnership Agreement, to the best of Trident Advisors's knowledge, no consent of any third party is necessary with respect thereto. Neither the authorization, execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby will violate any provision of the Certificate of Incorporation or the By-Laws of Trident Advisors or violate or be in conflict with or constitute, with or without the passage of time or the giving of notice, either a default under any judgment, order, writ, decree, instrument, document or other agreement to which Trident Advisors is a party or by which it is bound, or an event which will create rights of acceleration, termination, cancellation, default or loss of rights thereunder, or result in the creation of any lien, claim, charge or encumbrance upon the Limited Partnership Interest, except as to

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any such consent or approval of the SBA or by TML under the Partnership
Agreement and the lien and security interest created in favor of Sagemark under the Secured Note.

                  4.4. No Litigation. Trident Advisors is not subject to any injunction, writ, judgment, order or decree of any court or governmental or other body which in any way relates to this Agreement or the transactions contemplated hereby. Trident Advisors is not a party or otherwise subject to any action, suit, or proceeding in any way relating to this Agreement or the transactions contemplated hereby nor, to the best knowledge of Trident Advisors, is any such action, suit, or proceeding threatened against Trident Advisors There is no action, suit or proceeding by Trident Advisors relating in any way this Agreement or the transactions contemplated hereby currently pending or which Trident Advisors intends to initiate.

                  4.5. Investment Representation. The Limited Partnership Interest is being acquired by Trident Advisors for its own account, for investment purposes only, and not with a view to the resale or any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Trident Advisors understands and acknowledges that the Limited Partnership Interest is not registered under the Act, that resale of the Limited Partnership Interest can only be made if registered or made in accordance with applicable exemptions or registration under the Act and is otherwise in compliance with the Partnership Agreement and the Small Business Investment Company Act of 1958, as amended (the "SBIC Act"), and all applicable rules and regulations of the SBA thereunder.

                  4.6. Broker's or Finder's Fees. Trident Advisors has not engaged or dealt with any broker, finder, or other person or entity who is entitled to any brokerage fee, commission or other compensation as a result of the execution of this Agreement and/or the consummation of the transactions contemplated hereby.

                  4.7. Governmental Consent. To the best of Trident Advisors's knowledge, no Approvals of any governmental authority are required on the part of Trident Advisors in connection with the sale and transfer of the Limited Partnership Interest by Sagemark to Trident Advisors, except for the Regulatory Approval.

                  4.8. No Default. To the best of Trident Advisors's knowledge, Trident Advisors has performed, or is now performing, the material obligations of, and Trident Advisors is not in material default (or would by the lapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business, which default would materially adversely affect the transactions contemplated by this Agreement. No third party has notified Trident Advisors of any material claim, dispute or controversy with respect to any of the executory contracts of Trident Advisors, the breach of which would materially adversely affect the transactions contemplated by this Agreement, nor has Trident Advisors received notice of any material alleged non-performance, material delay in delivery or other material non-compliance by it with respect to its obligations under any of such contracts.

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                  4.9.     Accuracy of Information; Survival. No representation
or warranty made by Trident Advisors to Sagemark in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it is made, to make the information contained in such representation or warranty not misleading. All of the representations and warranties of Trident Advisors contained in this Section 4 shall be true and correct as of the date hereof and as of the Closing Date and will survive the Closing Date for a period of six (6) months and shall not be merged therein. Trident Advisors will deliver an officer's certificate to Sagemark at the Closing confirming the accuracy of such representations and warranties as of the Closing Date. Except as set forth in this Section 4 or as otherwise expressly provided in this Agreement, Trident Advisors has made no other representation or warranty to Sagemark in connection with the transactions contemplated by this Agreement. Trident Advisors hereby expressly disclaims any representation or warranty in any way relating to any filing or other action, if any, that may be required by Trident Advisors under the Investment Company Act of 1940, as amended, with respect to the transactions contemplated by this Agreement.

         5.       Acknowledgments and Covenants.
                  -----------------------------

                  5.1. Partnership Agreement. Trident Advisors will comply with all applicable provisions of the Partnership Agreement from and after the Closing Date.

                  5.2. Transfer Documents. Each of Sagemark and Trident Advisors hereby agree to execute any document or instrument requested of either of them by Trident for purposes of effecting the transfer of the Limited Partnership Interest to Trident Advisors and/or the admission of Trident Advisors as a limited partner of Trident, whether on the Closing Date or thereafter.

                  5.3. Capital Contribution to Trident. Trident Advisors hereby agrees, from and after the Closing Date, to assume the sole responsibility to make Sagemark's $187,890 unpaid capital contribution to Trident, when due pursuant to the provisions of that certain letter agreement dated November 20, 2000 between Sagemark and Sagemark Management, LLC.

                  5.4. SBA Consent. Both Sagemark and Trident Advisors hereby agree to use their best efforts to assist Trident in obtaining the consent to the transactions contemplated by this Agreement that is required from the SBA pursuant to the SBIC Act, and the rules and regulations promulgated by the SBA thereunder (the "Regulatory Approval"), including the consent required as a result of a transfer of more than 10% of an interest in Trident. Sagemark and Trident Advisors will cooperate with Trident with respect thereto. If required by the SBA in connection with such consent, Sagemark and Trident Advisors agree to make such modifications to this Agreement which are necessary to obtain such consent provided that any such modification does not materially alter or modify Sagemark's or Trident Advisors's rights or obligations under this Agreement. Trident, Sagemark and Trident Advisors hereby agree to pursue all rights and actions available to them to obtain such approval, including all rights of review and appeal available to them for purposes of obtaining the Regulatory Approval. Sagemark and Trident Advisors will each bear 50% of the legal fees and disbursements hereafter incurred by special SBA counsel engaged by Trident to obtain the Regulatory Approval, provided that Sagemark and Trident Advisors, as applicable, agree, in writing, to such fees prior to such fees being incurred if the amount thereof exceeds $10,000.

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                  5.5.     Distributions. Sagemark will be entitled to receive
all distributions of cash and other property with respect to the Limited Partnership Interest which are declared by Trident prior to the Closing Date (even if such distributions are made after the Closing Date).

                  5.6. Trident K-1; Financial Reports. Trident Advisors will provide Sagemark (a) with a copy of the Internal Revenue Service Form K-1 received by it from Trident in each year of the term of the Secured Note, within seven (7) days after its receipt thereof, and (b) with a copy of its unaudited balance sheet and income statement for each calendar year during the term of the Secured Note within sixty (60) days after the end of each such calendar year (commencing with the 2005 calendar year).

         6. Conditions to Trident Advisors's Obligations. The obligations of Trident Advisors to consummate the transactions contemplated by this Agreement are subject to and conditioned upon the fulfillment or waiver, on or before the Closing Date, of each of the following conditions. If any of such conditions are not fulfilled by Sagemark or waived by Trident Advisors on or before the Closing Date, Trident Advisors may terminate this Agreement upon written notice to Sagemark.

                  6.1. Representations and Warranties. The representations, warranties, covenants and agreements of Sagemark in this Agreement shall be true, accurate and complete both on the date of this Agreement and on the Closing Date and Sagemark shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date, and Trident Advisors shall have been furnished with a certificate of the President of Sagemark, dated as of the Closing Date, certifying to the fulfillment of the foregoing conditions.

                  6.2. Delivery of Limited Partnership Interest. Sagemark shall have legally transferred the Limited Partnership Interest to Trident Advisors and executed any document or instrument requested of it by Trident to effectuate or confirm such transfer.

                  6.3. Absence of Litigation. No order, stay, injunction or decree of any court of competent jurisdiction shall be in effect that prevents or delays the consummation of any of the transactions contemplated hereby. No action, suit, or proceeding before any court or any governmental or regulatory agency or authority shall be pending (or threatened by any governmental or regulatory agency or authority), and no investigation by any governmental or regulatory agency or authority shall have been commenced (and be pending), in all of such instances seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which Trident Advisors, in good faith and upon the advice of counsel, believes makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

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                  6.4.     Regulatory Filings. All necessary regulatory or
governmental approvals and consents (including, without limitation, the Regulatory Approval) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially change the rights or obligations of the parties under this Agreement. All conditions, if any, which are required to be satisfied prior to the Closing Date by the terms of such approvals and consents shall have been satisfied, and all statutory waiting periods in respect thereof shall have expired as of the Closing Date.

                  6.5. Delivery. Sagemark shall deliver all of the documents required by Section 8 hereof.

         7. Conditions to Sagemark's Obligations. The obligations of Sagemark to consummate the transactions provided for under this Agreement are subject to and conditioned upon the fulfillment or waiver on and as of the Closing Date, of each of the following conditions. If any of such conditions are not satisfied by Trident Advisors or waived by Sagemark on or before the Closing Date, Sagemark may terminate this Agreement upon notice to Trident Advisors

                  7.1. Representations and Warranties. The representations, warranties, covenants and agreements of Trident Advisors in this Agreement shall be true, accurate and complete both on the date of this Agreement and on the Closing Date and Trident Advisors shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date and Sagemark shall have been furnished with a Certificate of the President of Trident Advisors, dated as of the Closing Date, certifying to the fulfillment of the foregoing conditions.

                  7.2. Payment of the Purchase Price. Trident Advisors shall have paid the Purchase Price in accordance with the provisions of Section 1.2 hereof.

                  7.3. Absence of Litigation. No order, stay, injunction or decree of any court of competent jurisdiction shall be in effect that prevents or delays the consummation of any of the transactions contemplated hereby. No action, suit, or proceeding before any court or any governmental or regulatory agency or authority shall be pending (or threatened by any governmental or regulatory agency or authority), and no investigation by any governmental or regulatory agency or authority shall have been commenced (and be pending), in all of such instances seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement or seeking damages in connection therewith which Sagemark, in good faith and upon the advice of counsel, believe makes it undesirable to proceed with the consummation of the transactions contemplated hereby.

                  7.4. Regulatory Filings. All necessary regulatory or governmental approvals and consents (including, without limitation, the Regulatory Approval) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially change the rights or obligations of the parties under this Agreement. All conditions, if any, which are required to be satisfied prior to the Closing Date by the terms of such approvals and consents shall have been satisfied, and all statutory waiting periods in respect thereof shall have expired as of the Closing Date.

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                  7.5.     Instruments. Trident Advisors shall have signed all
documents and instruments requested of it by Trident to effectuate or confirm the transfer to it of the Limited Partnership Interest.

                  7.6. Delivery. Trident Advisors shall deliver all of the documents required by Section 9 hereof.

         8. Documents to be Delivered by Sagemark at the Closing. Sagemark will deliver the following documents to Trident Advisors at the Closing:

                  8.1. Certificate. The Certificate signed by the President of Sagemark as required by Section 6.1 hereof.

                  8.2. Resolutions of Sagemark. A certified copy of resolutions adopted by the Board of Directors of Sagemark and certified by the Secretary thereof approving the execution of this Agreement and all other agreements, documents and instruments contemplated to be executed by Sagemark in connection with this Agreement and the consummation of the transactions contemplated by this Agreement, including the transfer of the Limited Partnership Interest to Trident Advisors in accordance with the applicable provisions of this Agreement.

                  8.3. Limited Partnership Interest Instrument. Any instrument or document signed by Sagemark which is requested by Trident to effectuate or confirm the transfer to Trident Advisors of the Limited Partnership Interest.

                  8.4. Other Documents. Such other certificates, documents, instruments and information required by this Agreement to be delivered by Sagemark, or as Trident Advisors or its counsel may otherwise reasonably request, consistent with the provisions of this Agreement.

         9. Documents to be Delivered by Trident Advisors at the Closing. Trident Advisors will deliver the following documents to Sagemark at the
Closing:

                  9.1. Certificate. The Certificate signed by the President of Trident Advisors as required by Section 7.1 hereof.

                  9.2. Resolutions of Trident Advisors. A certified copy of resolutions adopted by the Board of Directors of Trident Advisors and certified by the Secretary thereof approving the execution of this Agreement and all other agreements, documents and instruments contemplated to be executed by Trident Advisors in connection with this Agreement and the consummation of the transactions contemplated by this Agreement.

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                  9.3.     Purchase Price. Payment of the cash portion of the
Purchase Price payable on the Closing Date and delivery of the Secured Note in accordance with the provisions of Section 1.2 hereof.

                  9.4. Security Interest. Any instrument or document signed by Trident Advisors which is required by Sagemark to perfect its security interest in the Limited Partnership Interest or requested by Trident to effectuate or confirm the transfer to Trident Advisors of the Limited Partnership Interest.

                  9.5. Other Documents. Such other certificates, documents, instruments, and information required by this Agreement to be delivered by Trident Advisors, or as Sagemark or its counsel may otherwise reasonably request, consistent with the provisions hereof.

         10.      Termination of Agreement Prior to the Closing.
                  ---------------------------------------------

                  10.1. Termination Right. This Agreement may be terminated prior to the Closing Date:

                  (a)      By mutual written consent of the parties hereto; or

                  (b) By Trident Advisors or Sagemark if the Closing Date shall not have occurred by December 31, 2005, or January 31, 2006 if the Closing Date is extended pursuant to Section 2.2 hereof, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party on or before the Closing Date; or

                  (c) By Sagemark or Trident Advisors upon written notice to the other if any application for the Regulatory Approval shall have been denied by the SBA beyond any legal right of appeal or review, provided that, if applicable, Sagemark and Trident Advisors have not been able to agree upon any modification to this Agreement pursuant to Section 5.4 hereof; or

                  (d) By Sagemark or Trident Advisors, as applicable, in the event that any of the conditions in Sections 6 and 7 hereof are not satisfied or waived on the Closing Date unless the failure to satisfy any such condition is due to the failure of Sagemark or Trident Advisors, as applicable, to perform or observe its agreements or obligations as set forth in this Agreement with respect thereto.

                  10.2. Remedies. The termination of this Agreement by Trident Advisors or Sagemark under Section 10.1 above shall be Trident Advisors's or Sagemark's, as the case may be, sole and exclusive remedy therefor and thereafter, neither Trident Advisors nor Sagemark shall have any further rights or obligations under this Agreement.

         11.      Release.
                  -------

                  11.1. Release of Trident Advisors In consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sagemark, for itself and its subsidiaries, successors-in-interest, representatives, agents and assigns (collectively, the "Sagemark Releasors") hereby irrevocably and unconditionally releases and discharges Trident Advisors, and its officers, directors, shareholders, partners, employees, heirs, administrators, executors, representatives, attorneys and assigns acting as such (collectively, the "Trident Advisors Releasees"), from any and all claims, demands, causes of action, actions, judgments, liens, indebtedness, costs, damages, obligations, fees, losses and liabilities of whatever kind and character, whether known or unknown, foreseen or unforeseen, in law or equity, liquidated or unliquidated, whether asserted personally, derivatively or in any other capacity (all of the foregoing being collectively referred to herein as the "Claims"), which the Sagemark Releasors ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever arising from the beginning of time to the Closing Date, provided that nothing contained herein shall release the Trident Advisors Releasees from:

                  (a) any claim of breach of any of Trident Advisors's representations, warranties, covenants and/or obligations under this Agreement; and

                  (b) any Claims against any of the Trident Advisors Releasees which cannot be released under applicable law.

                  11.2. Release of Sagemark. In consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trident Advisors Releasees, for themselves and their respective subsidiaries, successors-in-interest, representatives, agents and assigns, hereby irrevocably and unconditionally release and discharge each of the Sagemark Releasors, together with their respective officers, directors, shareholders, partners, employees, heirs, administrators, executors, representatives, attorneys and assigns acting as such, from any and all Claims which the Trident Releasees ever had, now have or hereafter can, shall or may have, for, upon or by reason of any matter, cause or thing whatsoever arising from the beginning of time to the Closing Date, arising from the beginning of time to the Closing Date, provided that nothing contained herein shall release the Sagemark Releasors from:

                  (a) any claim of breach of any of their representations, warranties, covenants and/or their obligations under this Agreement; and

                  (b) any Claims against any of the Sagemark Releasors which cannot be released under applicable law.

                  11.3. Effectiveness. The releases set forth in this Section 11 shall take effect upon, and are subject to, the Closing of the transactions which are the subject of this Agreement.

         12.      Indemnification.
                  ---------------

                  12.1. Indemnification by Sagemark. Notwithstanding the Closing of the transactions contemplated by this Agreement and regardless of any investigation at any time made by or on behalf of Trident Advisors or of any knowledge or information that Trident Advisors may have, Sagemark shall indemnify and fully defend, save and hold harmless (i) Trident Advisors, (ii) any affiliate of Trident Advisors (i.e., any person or entity which directly or indirectly controls, or is under common control with, or is controlled by, Trident Advisors), and (iii) each of Trident Advisors's directors, officers, shareholders, and employees (individually a "Trident Advisors Indemnitee" or collectively, the "Trident Advisors Indemnitees") if any Trident Advisors Indemnitee shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees and expenses) interest, penalty, imposition, assessment or fine (collectively, the "Trident Advisors Losses") arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any of the Sagemark's Events of Breach. As used herein, "Sagemark's Events of Breach" shall be and mean any one or more of the following:

                  (a) any untruth or inaccuracy in any representation or warranty of Sagemark or the breach of any representation or warranty of Sagemark contained in this Agreement or in any certificate, document or instrument delivered to Trident Advisors hereunder (without giving effect to any limitation or qualification as to materiality contained in any such representation or warranty); or

                  (b) any failure of Sagemark to perform or observe any term, provision, covenant or agreement contained in this Agreement.

                  12.2. Procedures for Indemnification by Sagemark. If, with respect to a third party, a Sagemark's Events of Breach occurs or is alleged and a Trident Advisors Indemnitee asserts that Sagemark has become obligated to such Trident Advisors Indemnitee pursuant to Section 12.1 hereof (an "Indemnity Claim"), or if any suit, action, investigation, claim or proceeding (a "Proceeding") is begun, made or instituted by a third party as a result of which Sagemark may become obligated to a Trident Advisors Indemnitee hereunder, such Trident Advisors Indemnitee shall give written notice promptly to Sagemark. The failure to so notify Sagemark shall not, however, release Sagemark from any obligation or liability it may have to such Trident Advisors Indemnitee under such Section unless such failure materially prejudices Sagemark. Sagemark agrees to defend, contest or otherwise protect the Trident Advisors Indemnitee against any Indemnity Claim or Proceeding at Sagemark's sole cost and expense. The Trident Advisors Indemnitee shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Trident Advisors Indemnitee's choice and shall in any event cooperate with and assist Sagemark to the extent reasonably possible. If Sagemark fails to timely defend, contest or otherwise protect against such Indemnity Claim or Proceeding, the Trident Advisors Indemnitee shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Trident Advisors Indemnitee shall be entitled to recover the entire cost thereof from Sagemark, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such Indemnity Claim or Proceeding, and Sagemark shall be bound by any determination made in such Indemnity Claim or Proceeding or any compromise or settlement effected by the

Trident Advisors Indemnitee. If Sagemark assumes the defense of any Indemnity Claim or Proceeding, (a) it will be conclusively established for purposes of this Agreement that the claims made in that Indemnity Claim or Proceeding are within the scope of and subject to indemnification hereunder, (b) no compromise or settlement of such claims may be effected by Sagemark without the Trident Advisors Indemnitee's written consent unless (i) there is no finding or admission of any violation of federal, state, local, municipal, foreign, international, multinational or other administrative order, law, ordinance, principal of common law, regulation, statute or treaty or any violation of the rights of any person and no effect on any other claims that may be made against the Trident Advisors Indemnitee and (ii) the sole relief provided is monetary damages that are paid in full by Sagemark; and (c) the Trident Advisors Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its written consent. Notwithstanding anything to the contrary contained in Section 12.1 or in this Section 12.2, if any Trident Advisors Indemnitee settles or compromises any Indemnity Claim or Proceeding without Sagemark's prior written consent, Sagemark shall have no obligation for indemnification under Section 12.1or this Section 12.2.

                  12.3. Indemnification by Trident Advisors. Notwithstanding the Closing of the transactions contemplated by this Agreement and regardless of any investigation at any time made by or on behalf of Sagemark or of any knowledge or information that Sagemark may have, Trident Advisors shall indemnify and fully defend, save and hold harmless (i) Sagemark (ii) any affiliate of Sagemark (i.e., any person or entity which directly or indirectly controls, or is under common control with, or is controlled by, Sagemark), and
(iii) each of Sagemark's directors, officers, shareholders, and employees (individually a "Sagemark Indemnitee" or collectively, the "Sagemark Indemnitees") if any Sagemark Indemnitee shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees and expenses) interest, penalty, imposition, assessment or fine (collectively, the "Sagemark Losses") arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any of the Trident Advisors's Events of Breach. As used herein, "Trident Advisors's Events of Breach" shall be and mean any one or more of the following:

                  (a) any untruth or inaccuracy in any representation or warranty of Trident Advisors or the breach of any representation or warranty of Trident Advisors contained in this Agreement or in any certificate, document or instrument delivered to Sagemark hereunder (without giving effect to any limitation or qualification as to materiality contained in any such representation or warranty); or

                  (b) any failure of Trident Advisors to perform or observe any term, provision, covenant or agreement contained in this Agreement.

                  12.4. Procedures for Indemnification by Trident Advisors. If, with respect to a third party, Trident Advisors's Events of Breach occurs or is alleged and a Sagemark Indemnitee asserts that Trident Advisors has become obligated to such Sagemark Indemnitee pursuant to Section 12.1 hereof (a "Sagemark Indemnity Claim"), or if any suit, action, investigation, claim or proceeding (a "Proceeding") is begun, made or instituted by a third party as a result of which Trident Advisors may become obligated to a Sagemark Indemnitee hereunder, such Sagemark Indemnitee shall give written notice promptly to Trident Advisors The failure to so notify Trident Advisors shall not, however, release Trident Advisors from any obligation or liability it may have to such Sagemark Indemnitee under such Section unless such failure materially prejudices Trident Advisors Trident Advisors agrees to defend, contest or otherwise protect the Sagemark Indemnitee against any Sagemark Indemnity Claim or Proceeding at Trident Advisors's sole cost and expense. The Sagemark Indemnitee shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Sagemark's Indemnitee's choice and shall in any event cooperate with and assist Trident Advisors to the extent reasonably possible. If Trident Advisors fails timely to defend, contest or otherwise protect against such Sagemark Indemnity Claim or Proceeding, the Sagemark Indemnitee shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Sagemark Indemnitee shall be entitled to recover the entire cost thereof from Trident Advisors, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such Sagemark Indemnity Claim or Proceeding, and Trident Advisors shall be bound by any determination made in such Sagemark Indemnity Claim or Proceeding or any compromise or settlement effected by the Sagemark Indemnitee. If Trident Advisors assumes the defense of any Sagemark Indemnity Claim or Proceeding, (a) it will be conclusively established for purposes of this Agreement that the claims made in that Sagemark Indemnity Claim or Proceeding are within the scope of and subject to indemnification hereunder, (b) no compromise or settlement of such claims may be effected by Trident Advisors without the Sagemark Indemnitee's written consent unless (i) there is no finding or admission of any violation of federal, state, local, municipal, foreign, international, multinational or other administrative order, law, ordinance, principal of common law, regulation, statute or treaty or any violation of the rights of any person and no effect on any other claims that may be made against the Sagemark Indemnitee and (ii) the sole relief provided is monetary damages that are paid in full by Sagemark; and (c) the Sagemark Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its written consent. Notwithstanding anything to the contrary contained in Section 12.3 or in this Section 12.4, if any Sagemark Indemnitee settles or compromises any Indemnity Claim or Proceeding without Trident Advisors's prior written consent, Trident Advisors shall have no obligation for indemnification under Section 12.3 or this Section 12.4.

                  12.5. Successors and Assigns. All of the rights and obligations of Sagemark and Trident Advisors pursuant to this Section 12 are subject to the Closing of the transactions which are the subject of this Agreement, shall survive the Closing of the transactions contemplated by this Agreement and shall apply to and bind each and every successor and assign of Trident Advisors to the Limited Partnership Interest.

         13. Public Announcements. Trident Advisors shall not make or disseminate any public filing or announcement concerning this Agreement or any of the transactions herein contemplated without Sagemark's written consent. Trident Advisors acknowledges that Sagemark is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and Sagemark may make or disseminate public filings and/or announcements concerning this Agreement or any of the transactions herein contemplated as may be otherwise required by applicable law, rule or regulation. Trident Advisors shall keep confidential and not disclose to any person (other than its attorneys, accountants, and advisers) or use any non-public information with respect to Sagemark obtained by Trident Advisors in connection herewith unless and until such information shall be publicly disclosed or disseminated by Sagemark.

         14.      Miscellaneous.
                  -------------

                  14.1. Sole Agreement. This Agreement constitutes the sole and entire agreement between the parties hereto in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements, understandings, representations and warranties relating to the subject matter hereof. No amendment, change in, or modification to this Agreement shall be binding unless in writing and signed by the party to be bound thereby.

                  14.2. Notices. All notices, consents, demands, requests, and other communications required or permitted to be given hereunder (the "Notices") shall be in writing and shall be deemed to have been duly given on the same day if delivered personally, receipt acknowledged, or by facsimile transmission (with original to follow by first class mail),or by nationally recognized overnight courier service for next business day delivery, or three
(3) days after mailing if mailed by certified mail, return receipt requested, addressed to the parties as follows (or to such other address as a party may designate as to itself by Notice to the other parties):

                  (a) If to Sagemark, to it at its address set forth on the first page of this Agreement, to the attention of its President, with a copy to:

                           Robert L. Blessey, Esq.
                           c/o Gusrae Kaplan Bruno & Nusbaum, PLLC
                           120 Wall Street
                           New York, New York 10005

                           -and-

                           George W. Mahoney, Chief Financial Officer
                           The Sagemark Companies Ltd.
                           4710 N.W. Boca Raton Boulevard, Suite 200
                           Boca Raton, FL 33431

                  (b) If to Trident Advisors, to it at the address set forth on the first page of this Agreement, to the attention of Frank DeLape.

                  14.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof, except as to applicable Federal and state securities laws. The parties hereto hereby agree that any action, suit or proceeding arising under this Agreement shall be brought solely in a Federal or state court located in the City, County and State of New York, except for any action, suit or proceeding seeking an equitable remedy hereunder which may be brought in any court of competent jurisdiction. By their execution hereof, the parties hereto hereby consent and irrevocably submit to the in personam jurisdiction of the Federal and state courts located in the City, County and State of New York and agree that any process in any action, suit or proceeding commenced in such courts under this Agreement may be served upon them personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon them in the City, County and State of New York. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such action, suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

                  14.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies upon or by reason of this Agreement on any persons other than the parties hereto, the Trident Advisors Indemnitees and the Sagemark Indemnitees, and their respective successors and permitted assigns, nor is this Agreement, or any of the parties' rights or obligations hereunder, assignable absent the written consent of the non-assigning parties.

                  14.5. Notice and Cure. Neither Sagemark nor Trident Advisors shall be in breach or default of any of their respective representations and warranties under this Agreement unless they receive notice of any claim of breach or default thereof and fail to cure same within thirty
(30) days after such notice.

                  14.6. Counsel. The parties to this Agreement hereby acknowledge that they have been represented by separate counsel in connection with the negotiations and execution of this Agreement.

                  14.7. Severability. Any provision of this Agreement which is determined to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without affecting in any way the remaining provisions hereof.

                  14.8. Headings. The Section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said Sections.

                  14.9. Further Assurances. The parties hereto hereby agree that, at any time and from time to time upon the reasonable request of the other parties hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement, including, without limitation, any documents or instruments, if any, that may be required to obtain the Regulatory Approval.

                  14.10. Expenses. Except as provided below in this Section, the parties hereto shall bear all of their own costs and expenses in connection with the negotiation, preparation, execution and performance of this Agreement. In any action, suit or proceeding brought by any party hereto to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by it in connection with such action, suit or proceeding, including, but not limited to, all attorneys' fees and disbursements.

                  14.11. Confidentiality. All information or documentation contained in this Agreement, or otherwise marked or confirmed in writing by any of the parties hereto as being "confidential information", shall be kept confidential by those parties hereto receiving such information or documentation and shall not be used by any of such receiving parties otherwise than as herein contemplated except to the extent that (i) such information or documentation is now or hereafter becomes available in the public domain, (ii) it is or hereafter becomes lawfully obtainable from other sources or was disclosed prior to the date of this Agreement, (iii) it is necessary or appropriate to disclose to the SBA, the Securities Exchange Commission or any other regulatory authority having jurisdiction over the parties or their subsidiaries or as may otherwise be required by law, or (iv) to the extent such duty as to confidentiality is waived by any of the parties disclosing such information or documentation. In the event of the termination of this Agreement, each party receiving such information or documentation shall use all reasonable efforts to return, upon request of the applicable party hereto, all such confidential information and documentation (and reproductions thereof) received from such other parties (and, in the case of reproductions, all such reproductions made by the receiving party) that includes any such information or documents not within the exceptions contained in the first sentence of this Section 14.11.

                  14.12. Third Party Beneficiaries. This Agreement shall not confer any rights or obligations upon any person or entity other than the parties hereto and their respective successors and permitted assigns, except that Trident shall be deemed to be an express third party beneficiary of Section
5.4 of this Agreement.

                  14.13. No Assignment. This Agreement may not be assigned by either of the parties hereto, by operation of law or otherwise, without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  14.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written.

ATTEST:                                     THE SAGEMARK COMPANIES LTD.


/s/ ROBERT L, BLESSEY                       By: /s/ THEODORE B. SHAPIRO
----------------------------------              --------------------------------
Robert L. Blessey                               Theodore B. Shapiro, President
                                                and Chief Executive Officer
Print Name and Title


ATTEST:                                     TRIDENT ADVISORS, INC.

/s/ ROBERT L. BLESSEY                       By  /s/ FRANK DELAPE
----------------------------------              --------------------------------
Robert L. Blessey                               Frank DeLape, President

Print Name

                                    EXHIBIT A
                                    ---------

                         FORM OF SECURED PROMISSORY NOTE
                         -------------------------------

         THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURED PROMISSORY NOTE HAS BEEN OR WILL BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER SUCH STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR MAKER IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.


Principal Amount: $___________                            _____________ __, 2005


         TRIDENT ADVISORS, INC., a Texas corporation with offices at 700 Gemini Avenue, Suite 100, Houston, Texas 77058 (the "Maker"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to THE SAGEMARK COMPANIES LTD., a New York corporation with principal offices at 1285 Avenue of the Americas, 35TH Floor, New York, New York 10019 (the "Payee"), the principal amount of _______________________
Dollars ($_________) (the "Principal"), together with all accrued interest thereon, on and subject to the terms and conditions hereinafter set forth:

         1. Incorporation by Reference. Reference is made to that certain Purchase Agreement dated as of November 9, 2005, between Maker and Payee (the "Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         2. Interest. From and after the date hereof through the date on which the Principal is paid in full, the outstanding Principal balance of this Secured Promissory Note (the "Note") shall bear simple interest at the one year LIBOR rate as published in The Wall Street Journal. On the last day of each year during the term of this Note, interest on the Principal for the following year shall be payable based upon the one year LIBOR rate as published in The Wall Street Journal on such date. Interest shall be computed on a 360 day per year basis. In no event shall Payee be entitled to receive interest in excess of the legally permissible rate of interest. In the event that Payee receives payments under this Note that are deemed excessive interest under applicable law, such excess will be applied first to the costs referred to in Section 16 hereof and then to the Principal of this Note. If such costs and the Principal are paid in full, any remaining excess shall be refunded to Maker. All interest due and payable under this Note shall be paid in full on the Maturity Date (hereinafter defined).

         3. Payment Terms. Maker shall unconditionally and irrevocably pay to Payee, without set-off or deduction, the Principal of this Note, and all accrued interest thereon, on the earlier of ______ __, ____ (the "Maturity Date") or the Termination Date (hereinafter defined).

         4. Acceleration. Upon an occurrence of an event of an Event of Default (hereinafter defined) under this Note, the unpaid Principal balance of this Note, and all accrued interest thereon, shall, at Payee's election by notice to Maker, become immediately due and payable.

         5. Place and Manner of Payment. All payments of Principal and interest under this Note (and all other amounts payable hereunder) shall be made to Payee in U.S. dollars on or before the due date thereof at the address of Payee set forth on the first page of this Note or, at Payee's written request, to Payee at such other place as Payee may, from time to time, designate in writing prior to the due date of any such payment. If any payment hereunder becomes due on a Saturday, Sunday or legal holiday, such payment shall become due on the next business day.

         6. Prepayment. Notwithstanding any provision of this Note to the contrary:

                  (a) Maker shall, on the __ day of _______, 2006, and on the __ day of ________, 200_, pay to Payee against the Principal balance of this Note, and all accrued interest due under this Note, the greater of (i) Two Hundred Thirty Seven Thousand Five Hundred Dollars ($237,500), or (ii) an amount equal to 75% of the amount of all cash distributions and the mutually agreed upon cash value of all distributions of property received by Maker from Trident with respect to the Limited Partnership Interest in the six month period immediately prior to each of such dates. All such prepayments hereunder shall be applied first to any accrued and unpaid interest due under this Note and then to the Principal balance of this Note; and

                  (b) Maker shall, on the __ day of _______, 200_ and 200_ pay to Payee against the Principal balance of this Note, and all accrued interest due under this Note, the greater of (i) Four Hundred Seventy Five Thousand Dollars ($475,000), or (ii) an amount equal to 75% of the amount of all cash distributions and the mutually agreed upon cash value of all distributions of property received by Maker from Trident with respect to the Limited Partnership Interest in the twelve month period immediately prior to each of such dates; and

                  (c) In the event that, at any time prior to the Maturity Date, Maker or Trident consummate equity interests a sale of all, or substantially all of their assets, or consolidate with or merge into any other Person (other than a merger with a subsidiary where Maker or Trident, as applicable, is the surviving entity) or issue equity interests constituting more than 50% of their then issued and outstanding equity interests or sell or transfer all or part of the Limited Partnership Interest or Maker or Trident is liquidated or dissolved (each a "Sale Event"), the unpaid Principal balance of this Note, and all accrued interest thereon, shall become immediately due and payable. Maker will provide notice to Payee at least twenty (20) business days prior to the consummation of any Sale Event; and

                  (d) At the option of Maker, the unpaid Principal balance of this Note, and any accrued interest thereon, may be prepaid, in whole or in part, at any time or from time to time, without penalty or premium.

         7.       Security.
                  --------

                  (a) As collateral security for Maker's obligation to make full and timely payment of the Principal of this Note, and all accrued interest thereon, Maker has granted Payee a first priority lien and security interest in and to the Limited Partnership Interest (the "Collateral"). Maker has delivered, or will deliver, to Payee a certificate evidencing its ownership of the limited partnership interest (the "Certificate") which Payee shall retain possession of as collateral security for Maker's obligations under this Note until this Note, inclusive of all accrued interest, has been paid in full by Maker. In addition, Maker hereby covenants to prepare and/or execute and/or record all documents and instruments requested of it by Payee or its counsel for the purpose of perfecting and otherwise effectuating such lien and security interest and hereby authorizes Payee, as Maker's attorney-in-fact, to execute all such documents and instruments on its behalf and to file and/or record same wherever required.

                  (b) Upon the occurrence of an Event of Default under this Note, Payee shall have all of the rights and remedies of a secured creditor under the Uniform Commercial Code of the State of New York with respect to the Collateral. Upon payment in full to Payee of the Principal of this Note, and all accrued interest thereon, the lien and security interest in the Collateral shall be deemed terminated, Payee shall deliver the Certificate to Maker and Payee shall prepare and/or execute and/or record all documents and instruments requested of it by Maker, or its counsel, for the purpose of terminating such lien and security interest and Payee hereby authorizes Maker, as Payee's attorney-in-fact, to execute at that time all such documents and instruments on its behalf and to file and/or record same wherever required for such purpose.

         8.       Definitions.
                  -----------

                  (a) The term "Event of Default" shall mean any event specified in Section 10 of this Note.

                  (b) The term "Person" shall mean a corporation, association, partnership, limited liability company, or any other organization or entity.

                  (c) The term "Trident" shall mean Trident Growth Fund, L.P., a Delaware limited partnership, with offices at 700 Gemini Avenue, Suite 100, Houston, Texas 77058.

         9. Covenants. Maker hereby covenants and agrees that so long as the Principal of this Note, and any accrued interest thereon, is outstanding:

                  (a) Maker will duly and punctually pay or cause to be paid the Principal, and all accrued interest thereon, as provided for in this Note, when due in accordance with the terms hereof.

                  (b) Maker will, as soon as available, furnish the holder of this Note with copies of all reports and other correspondence received from Trident with respect to the Limited Partnership Interest for all periods and will notify Payee, in writing, of the date and amount of all distributions of cash or property received by Maker from Trident with respect to the Limited Partnership Interest prior to payment in full of the outstanding Principal balance of this Note, and all accrued interest thereon.

                  (c) Maker will comply with all of its representations, warranties, covenants and obligations under and in accordance with the terms of the Purchase Agreement.

                  (d) Maker hereby represents that it has granted to Payee a first lien and security interest in the Limited Partnership Interest and that it will not grant any junior liens or security interests, or create or permit any other encumbrances on or with respect to the Limited Partnership Interest prior to payment in full of this Note.

         10.      Default.
                  -------

                  (a) If any one or more of the following events shall occur, each such event shall, for purposes of this Note, be deemed to be an "Event of Default":

                           (i) default by Maker in the payment of the Principal of this Note, or any accrued interest thereon, or any mandatory prepayment or other installment thereof, within five (5) days after the same shall become due and payable, whether by acceleration or otherwise; or

                           (ii) default by Maker in the performance or observance of any other material term or provision contained in this Note if such default shall not have been remedied within thirty (30) days after written notice thereof from Payee to Maker; or

                           (iii) Maker's making of an assignment for the benefit of its creditors or the entry of a final order, judgment or decree adjudicating Maker bankrupt or insolvent; or

                           (iv) Maker's petitioning or applying to any court of competent jurisdiction or other tribunal for the appointment of a trustee or receiver of Maker, or of any substantial part of the assets or properties of Maker, or the commencement by Maker of any proceedings relating to Maker under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or similar law of any jurisdiction whether now or hereafter in effect; or the filing of any such petition or application, or the commencement of any such proceedings against Maker, if Maker by any act indicates its approval thereof, consents or acquiesces therein, or the entry of any order, judgment or decree appointing any such trustee or receiver, or approving the petition in any such proceedings, if such order, judgment or decree remains unstayed or unbonded and in effect for more than forty-five (45) days.

                  (b) All payments received by Payee after an Event of Default under this Note will be applied first to the costs referred to in
Section 16 hereof, next to all accrued interest on the then outstanding Principal balance of this Note and then to the unpaid Principal balance of this Note.

         11. Waiver of Presentment, Demand and Notice. Maker hereby waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note (except for notices which are specifically provided for elsewhere in this Note) and Maker hereby agrees that its liability under this Note shall be without regard to the liability of any other party, including any guarantor of this Note, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker hereby agrees that additional makers, endorsers, guarantors or sureties may become parties to this Note without notice to Maker and without affecting Maker's liability hereunder.

         12. Remedies Cumulative. The rights and remedies of Payee provided in this Note shall be cumulative and concurrent and exclusive of all rights and remedies provided by law or in equity and Payee may, at its election, pursue its rights and remedies against Maker hereunder or thereunder, singly, successively, or together, at the sole discretion of Payee, and all of such rights and remedies may be exercised separately as often as occasion therefor shall occur. The failure of Payee to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         13. Severability; Lawful Interest. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be unaffected thereby.

         14. No Waiver by Payee. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in any such writing. A waiver of one event shall not be construed as continuing or constitute a bar to or waiver of any right or remedy with respect to a subsequent event.

         15. Modification; Governing Law. The provisions of this Note represent the entire agreement and understanding of Maker and Payee with respect thereto (other than the applicable provisions of the Agreement) and may not be modified or amended except by an instrument in writing signed by the party to be bound thereby. This Note and the respective rights and obligations of Maker and Payee hereunder shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein and without regard to the principles of conflicts of laws thereof. To the extent that there is any inconsistency between the provisions of this Note and the provisions of the Agreement, the provisions of this Note shall govern and be controlling.

         16. Costs of Collection. In the event that Payee shall commence any action or proceeding to enforce the terms of this Note after an Event of Default by Maker under this Note, including any legal action or proceeding for the enforcement of any judgment resulting therefrom, Payee shall be entitled to recover from Maker, upon demand, all costs and expenses incurred by Payee in connection therewith (including, without limitation, all of Payee's attorneys' fees and disbursements), together with interest on any judgment obtained, at the then prevailing legal rate of interest.

         17. Notices. All notices, consents, requests, demands and other communications required or permitted to be given under this Note shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to Maker or Payee, as applicable, at their respective addresses set forth on the first page of this Note (or to such other address as either Maker or Payee, as applicable, shall specify by notice given in accordance with this provision). All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered, as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         18. Binding Effect. This Note shall be binding upon Maker and Maker's successors and permitted assigns and shall inure to the benefit of Payee and Payee's successors and assigns. Maker shall not have the right to assign this Note, or any of Maker's obligations hereunder, without the written consent of Payee, which consent shall be within Payee's sole and absolute discretion.

         19. Authorization. The execution and delivery of this Note has been duly authorized by all required action of Maker and constitutes a valid and binding obligation of Maker, enforceable against Maker in accordance with the terms of this Note.

         20. Further Assurances. Maker hereby agrees that, at any time and from time to time after the date hereof, upon the reasonable request of Payee, Maker shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Note or to confirm or otherwise effectuate the provisions of this Note.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has executed this Note on the day and year above written.


                                       TRIDENT ADVISORS, INC.

                                       By: /s/ FRANK DELAPE
                                           -------------------------------------
                                           Frank DeLape, President

STATE OF TEXAS     )
                   )  :ss.:
COUNTY OF _________)


         On _____ __, 200_, before me personally came Frank DeLape, to me known, and known to me to be, and who, by me duly sworn, did depose and say that deponent is the President of Trident Advisors, Inc., the corporation described in and which executed the foregoing Secured Promissory Note and that deponent acknowledged to me that his signature was affixed to such Note by order of the Board of Directors of such corporation.


                                       -----------------------------------------
                                       Notary Public